Subsidiary Stock	12 Months Ended
Dec. 31, 2010
SUBSIDIARY STOCK

17. SUBSIDIARY STOCK

The Company's subsidiary had $60 million of cumulative preferred stock outstanding at December 31, 2010 and 2009. This represented five series of preferred stock of IPL, the Company's integrated utility in Indiana. The total annual dividend requirements were approximately $3 million at December 31, 2010 and 2009. Certain series of the preferred stock were redeemable solely at the option of the issuer at prices between $100 and $118 per share. Holders of the preferred stock are entitled to elect a majority of IPL's board of directors if IPL has not paid dividends to its preferred stockholders for four consecutive quarters. Based on the preferred stockholders' ability to elect a majority of IPL's board of directors in this circumstance, the redemption of the preferred shares is considered to be not solely within the control of the issuer and the preferred stock is considered temporary equity and presented in the mezzanine level of the Consolidated Balance Sheets in accordance with the relevant accounting guidance for noncontrolling interests and redeemable securities.

In February 2009, in connection with a preemptive rights period associated with a share issuance (capital increase) at AES Gener, Inversiones Cachagua Limitada (“Cachagua”), a wholly owned subsidiary of the Company, paid $175 million to AES Gener to maintain its current ownership percentage of approximately 70.6%.

On November 6, 2008, Cachagua sold a 9.6% ownership interest in AES Gener in a private transaction for $174.9 million. The sale reduced the Company's ownership percentage of AES Gener from 80.2% to 70.6%. The Company recognized a pre-tax loss of $30.8 million, net of $3.6 million of related fees, from this transaction in the fourth quarter of 2008.